Financial Instruments - Summary of Liquidity and Financial Indebtedness Excluding Lease Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Disclosure Of Financial Assets And Liabilities [Abstract]
Cash and cash equivalents, net of bank overdraft	$ 508,362	$ 327,065	$ 284,018	$ 213,283
Term deposits	254,416	280,688
Loans and borrowings	(220,678)	(204,966)
Net cash position	$ 542,100	$ 402,787